SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    _________

                                  FORM 8-K/A

                               AMENDMENT NO. 1

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported) February 27, 1997
                              (December 30, 1996)

                             THE MACERICH COMPANY
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                (Exact Name of Registrant as Specified in Charter)


       Maryland                     1-12504                    95-4448705
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification No.)



              233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code (310) 394-6911
                                                   --------------


                                    N/A
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          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by
Item 7 with respect to the Current Report on Form 8-K filed by the registrant on December 30, 1996 regarding the acquisition of Fresno Fashion Fair, Buenaventura Mall, and Huntington Center (the "MCA Acquisition").


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

(a)  Financial Statement of Business Acquired.

     FRESNO FASHION FAIR, BUENAVENTURA MALL AND HUNTINGTON CENTER

    	Report of Independent Accountants                F-1

     Statement of Revenues and
     Certain Expenses for the year
     ended December 31, 1995 (audited)                F-2

     Notes to Financial Statements                    F-3 to F-4

(b)  Pro Forma Financial Information (Unaudited).

     Condensed Combined Statement of Income for
     the year ended December 31, 1995                 F-5

     Condensed Combined Statement of Operations
     for the nine months ended September 30, 1996.
     The pro forma financial information reflects
     information prior to and after the
     MCA Acquisition                                  F-6

     Condensed Combined Balance Sheet for the
     nine months ended September 30, 1996 of the
     Registrant.  (The pro forma financial
     information reflects information prior to and
     after the MCA Acquisition). . . . . .            F-7

                               SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on February 27, 1997.





                                							THE MACERICH COMPANY



                                							By:  /s/Thomas E. O'Hern
                                            -------------------
                                  					     Thomas E. O'Hern
                                            Senior Vice President and
                                							     Chief Financial Officer

                            BUENAVENTURA MALL
                           FRESNO FASHION FAIR
                          HUNTINGTON BEACH MALL

                      COMBINED STATEMENTS OF REVENUES
                           AND CERTAIN EXPENSES

                    For the Year Ended December 31, 1995
                           and the Nine Months
                  Period Ending September 30, 1996 and 1995

                         INDEPENDENT AUDITORS' REPORT



The Board of Directors
The Macerich Company

We have audited the accompanying combined statement of revenues and certain expenses of Buenaventura Mall, Fresno Fashion Fair, and Huntington Beach Mall (the Malls) for the year ended December 31, 1995. This statement is the responsibility of the Malls' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of The Macerich Company as described in Note 2. It is not intended to be a complete presentation of the Malls' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Malls as described in Note 2 for the year ended December 31, 1995 in conformity with generally accepted accounting principles.






Los Angeles, California						                       KPMG Peat Marwick LLP
December 19, 1996

                              BUENAVENTURA MALL
                             FRESNO FASHION FAIR
                            HUNTINGTON BEACH MALL

               COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES




                                Year Ended       Nine Months Ended     Nine Months Ended
                                Dec 31, 1995       Sept 30, 1995         Sept 30, 1995
                                 	                  (Unaudited)           (Unaudited)
                              -----------------   -----------------    -----------------
Revenues:
   Minimum rents	               $16,885,595 	      $12,409,156           $12,699,311
   Percentage rents	                787,221 	          577,200               745,611
   Tenant recoveries	             6,518,617 	        4,865,951             5,239,093
   Other income	                    146,832	            79,699               136,188
                             -----------------    -----------------    -----------------
                               	 24,338,265	        17,932,006            18,820,203

Certain Expenses:
   Operating expenses	            5,711,538	         4,165,492             4,490,915
   Property taxes	                2,439,837	         1,958,412             1,846,830
   General and administrative	    1,079,502	           792,678               963,556
                            -----------------	    -----------------    -----------------
                               	  9,230,877	         6,916,582             7,301,301

Interest Expense	                 3,190,860	         2,393,145             2,393,145
                            -----------------	    ---------------      --------------

Revenues in excess
  of certain expenses           $11,916,528         $8,622,279            $9,125,757
                            -----------------	    -----------------    ----------------
                            -----------------     -----------------    ----------------


The accompanying notes are an integral part of this combined statement.

                                  BUENAVENTURA MALL
                                 FRESNO FASHION FAIR
                                HUNTINGTON BEACH MALL


         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

                         Year Ended December 31, 1995
                 Nine Months Ended September 30, 1996 and 1995

Note 1 - Description of the Property

The Combined Statements of Revenues and Certain Expenses relates to the operations of Buenaventura Mall, Fresno Fashion Fair, and Huntington Beach Mall (the Malls), which were acquired December 18, 1996 by wholly owned subsidiaries (the Subsidiaries) of The Macerich Company.

Buenaventura Mall is a 808,000 square foot regional shopping mall located in Ventura, California. Fresno Fashion Fair is a 882,000 square foot regional shopping mall located in Fresno, California. Huntington Beach Mall is a 814,000 square foot regional shopping mall located in Huntington Beach, California.

The aggregate purchase price of $125,125,000 consisted of approximately $30,125,000 of cash, $38,000,000 of assumed mortgage indebtedness and $57,000,000 of other debt.

Note 2 - Significant Accounting Policies

	Basis of Presentation

The accompanying combined statements of revenues and certain expenses is not representative of the actual operations for the year ended December 31, 1995 or for the nine month periods ended September 30, 1996 and 1995 because certain expenses, which may not be comparable to those expected to be incurred by the Subsidiaries in future operations of the Mall, have been excluded. Expenses excluded are depreciation and amortization, certain general and administrative expenses which were specific to the selling entities, and interest expense for all notes payable not assumed by the Subsidiaries upon acquisition of the Mall.

	Revenue Recognition

Revenues and certain expenses are presented on the accrual basis of accounting. Minimum rent revenues are recognized as rents become due according to the lease agreement which approximates the straight line basis.

In addition to minimum rents, certain leases provide for contingent rent payments based on a percent of base income, as defined. Some tenants are also charged for certain operating expenses that are subject to recovery by the Mall, including real estate taxes, insurance and common area costs.

                                  BUENAVENTURA MALL
                                 FRESNO FASHION FAIR
                                HUNTINGTON BEACH MALL


            NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

                            Year Ended December 31, 1995



Note 3 - Leases

The minimum future rents due under noncancellable operating leases as of December 31, 1995 are as follows:

       1996	           $   15,090,194
       1997	               13,674,011
       1998	               12,723,493
       1999	               12,292,438
       2000	               11,603,343
       2001 and Beyond	    52,056,195
                        	------------------
                         $117,439,674
                        	------------------
                         -------------------

Note 4 - Note Payable

The note payable assumed in the purchase of the Mall is secured by a Deed of Trust on Fresno Fashion Fair. The note is interest only, payable monthly at a rate of 8.39% annually. Principal is due upon maturity, October 10, 2005.

The following unaudited pro forma statement of operations has been prepared for
the year ended December 31, 1995.   This statement gives effect  to the
acquisition of Buenaventura Mall, Huntington Center and Fresno Fashion Fair (together the "MCA Properties") as if those acquisitions, which were acquired on December 18, 1996 and reported on an 8-K filed on December
27, 1996, were completed as of January 1, 1995.

This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.



                          			THE MACERICH COMPANY
                        			  Unaudited Pro Forma
            		    Condensed Combined Statement of Operations

			                      (all amounts in thousands)
						                                        Pro forma			       Pro forma results
                                         				Adjustment-		         including the
                    				Company results	       	MCA 	         		   MCA Properties
                		   		for the year ended	   Properties	          for the year ended
                   				December 31, 1995	    Acquisition		       December 31, 1995
				(A)
Revenues:
	Minimum Rents         		69,253 		           	16,886 				         86,139
	Percentage Rents		       4,814 			              787 				          5,601
	Tenant Recoveries	     	26,961 		           	 6,518 		         		33,479
	Other			                 1,441 	   		           147 	         			 1,588
	                       -------               ------             --------
	  Total revenues	      102,469 		           	24,338 	       		  126,807

Shopping center
  expenses            			31,580 		           	 9,231          				40,811

REIT general and
 administrative expenses  2,011 		                           					 2,011

Depreciation and
  amortization		         25,749 			            2,406 	(B)		       28,155

Interest expense	       	25,531 			            7,298  (C)       		32,829
                        -------               ------             --------
Net income (loss)
  before minority
   interest and
     unconsolidated
      entities	         17,598 			             5,403 			         	23,001

Minority interest (D)	 	(8,246)	            		(2,279)       			  (10,525)
Income (loss) from
  uncombined joint
   ventures and
    management companies	3,250 			                 0 				          3,250

Extraordinary loss on
  early extinguishment
    of debt       		   (1,299)			                              			(1,299)
                       --------              -------             --------
Net income 		         	11,303 		             	 3,124		          		14,427
                       --------              -------              --------
                       --------              -------              --------

Net income per share	   $0.73 		                             					 $0.93
                       --------                                   --------
                       --------                                   --------

Weighted average # of
 common shares
  outstanding	       		15,482 		                             					15,482


 (A)    This information should be read in conjunction with  The Macerich Company's (the
"Company") report on Form 10-K for the period ended December 31, 1995.

 (B)    Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 39 years.

 (C)  Interest expense is based on debt assumed of $38.0 million at 8.33% and  new debt of $57.0 million at LIBOR + 1.75% (7.25%)

  (D)    Minority interest represents the limited partners  ownership interest in the Operating
Partnership.


	    The following unaudited pro forma statement of operations has been prepared for the nine months ended September 30,1996.  This statement gives effect  to the acquisition of Buenaventura Mall, Huntington Center and Fresno Fashion Fair
(together the "MCA Properties") as if those acquisitions, which were acquired on
December 18, 1996 and reported on an 8-K filed on December 27, 1996, were completed as of January 1, 1995.


	      This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

                             THE MACERICH COMPANY
           	                 UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATEMENT OF OPERATIONS

			                      (all amounts in thousands)

                                				     			                       Pro forma results
                                              							             		 including the
                 				     Company		              	  Pro forma	     	 MCA Properties
                 			    results for the		         	Adjustment-	       for the nine
                  				nine months ended		             	MCA 	          months ended
                   				  September 30,		           	Properties	      September 30,
                    				     1996		                 Acquisition	         1996
                         -----------------          --------------  ----------------
                               (A)
Revenues:
	Minimum Rents	          	70,890 			                12,699 		         83,589
	Percentage Rents	      		 4,570 			                   746  		         5,316
	Tenant Recoveries	     		34,033                  		 5,239 		         39,272
	Other			                  1,642                 			   136 	           1,778
                        -----------------           --------------  ----------------

	   Total revenues		     111,135 	                		18,820     		    129,955

Shopping center expenses		36,076 	                   7,301 	    	     43,377

REIT general and
  administrative expenses	 1,862 			                     0 		          1,862

Depreciation and
  amortization	           23,799 			                 1,805 		         25,604

Interest expense		       	30,490 	                		 5,473 		         35,963

Net income (loss) before
  minority interest and
	  uncombined joint
    ventures and
     extraordinary loss	  18,908 			                4,241 		         23,149

Minority interest  (D)		 	(8,096)	               		(1,599)           (9,695)
Income (loss) from
  uncombined joint
   ventures and
    management companies	 2,876 		                                    2,876

Extraordinary loss on
  early retirement
    of debt                (315)	                        				          (315)
                       -----------------                           ----------------

Net income            			13,373 		                 	2,642	     	     16,015
                        -----------------         --------------   ----------------
                        -----------------         --------------   ----------------


Net income per share	 	  	$0.67 			                                   $0.80

Weighted average
  number of
   shares outstanding	  	19,993 					                                19,993


(A)    This information should be read in conjunction with  The Macerich Company's (the
"Company") report on Form 10-Q for the period ended September 30, 1996.

 (B)    Depreciation on the Acquisition Centers is computed on the straight-line method over the estimated useful life of 39 years.

 (C)    Interest expense is based on debt assumed of $38.0 million at 8.33% and  new debt of
$57.0 million at LIBOR + 1.75% (7.25%)

  (D)    Minority interest represents the limited partners  ownership interest in the Operating
Partnership.


                            			THE MACERICH COMPANY
                           		  UNAUDITED PRO FORMA
                  		    CONDENSED COMBINED BALANCE SHEET
                    			   (all amounts in thousands)

                                  	   		                       Pro forma	          Pro forma Results
                                           Pro forma          Adjustment-       (Including the Valley View
                          Company          Adjustment-        Rimrock Mall &        Rimrock and Vintage
                           Results        Valley View Mall   Vintage Faire Mall   Faire Acquisitions)
                       September 30, 1996   Acquisition	       Acquisition	        September 30, 1996
                      -------------------  ---------------    -----------------  --------------------------
Gross  property       	933,630 			           87,500 		         118,200 		          1,139,330

Total assets	          837,732 			           87,500 		         118,200 		          1,043,432



Mortgages and loans	   576,398 			           87,500 		         118,200 		            782,098

Minority interest	      89,402 			                0 		               0 		             89,402

Common stock	              200 			                0 		               0 		                200
Additional paid in
 capital	              146,525 							                                                146,525
Accumulated deficit	         0 							                                                      0


Total liabilities and
  shareholder equity	  837,732 			           87,500 		         118,200 		           1,043,432








9